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                                                                   Exhibit 10.6

                                 LEASE AGREEMENT

         THIS TRIPLE NET LEASE AGREEMENT (the "LEASE") is entered into this 11th day of July, 2000, between 830 WINTER STREET LLC, a Delaware limited liability company ("LANDLORD"), and PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation ("TENANT"). Landlord and Tenant agree as follows:

1.   LEASE SUMMARY.

     a. LEASED PREMISES. The leased commercial real estate (the "PREMISES") consist of the real property located at 830 Winter Street, Waltham, Massachusetts, legally described on attached Exhibit A, and all improvements thereon.

     b. LEASE COMMENCEMENT DATE. The Lease shall commence on July 11, 2000, or such later date as of which title to the Premises shall have vested in the Landlord (the "COMMENCEMENT DATE").

     c. TERMINATION DATE. The Lease shall terminate at midnight on the date immediately preceding the fifteenth anniversary of the Lease Commencement Date, or if such date is not the last date of the calendar month then the last day of the calendar month in which such date shall occur (the "TERMINATION DATE").

     d. BASE RENT. The base monthly rent shall be as set forth on SCHEDULE 1(d), hereof. Rent shall be payable at Landlord's address shown in Section 1(g) below, or such other place designated in writing by Landlord.

     e. SECURITY DEPOSIT. None.

     f. PERMITTED USE. The Premises shall be used for business and professional offices, and for research laboratories and related ancillary uses.

     g. NOTICE AND PAYMENT ADDRESSEE:
        Landlord: 830 WINTER STREET LLC
                  c/o PRAECIS PHARMACEUTICALS INCORPORATED
                  One Hampshire Street
                  Cambridge, MA 02139
                  Tel: (617) 494-8400
                  Fax: (617) 621-8679

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     Tenant: PRAECIS PHARMACEUTICALS INCORPORATED
                      One Hampshire Street
                      Cambridge, MA 02139
                      Tel: (617) 494-8400
                      Fax: (617) 621-8679

     h. EXTENSION OPTION: Tenant may elect to extend the term beyond the expiration of the original term of this Lease for one (1) additional period of five (5) years each under Section 2.b.

     i. TENANT'S WORK ALLOWANCE: $9,000,000.00.

2. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord the Premises upon the terms specified in this Lease.

3. TERM.

     a. COMMENCEMENT DATE. The Lease shall commence on the date specified in
     Section 1(b). The first "Lease Year" shall commence on the Commencement Date and shall end on the date which is twelve (12) months from the end of the month in which the Commencement Date occurs. Each successive Lease year during the initial term and any extension terms shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year, except that the last Lease Year shall end on the Termination Date.

     b. EXTENSION TERM. Provided that no Event of Default with regard to the payment of Rent is then in existence, Tenant shall have the right to extend the original term of this Lease for one (1) period of five (5) years. Such option to extend shall be exercised by the giving of notice by Tenant to Landlord on or before the date which is twelve (12) months prior to the expiration of the then current Term. Upon the giving of such notice, this Lease and the Term hereof shall be extended, for an additional term of five
     (5) years (the "Extension Term"), without the necessity for the execution of any additional documents, provided that upon request of either party, Landlord and Tenant agree to enter into an amendment of this Lease to confirm the exercise of such extension option and to document all changes to the Lease resulting from the exercise of the extension option. Time is of the essence in the giving of such notice. The Extension Term shall be upon all the terms, conditions and provisions of this Lease except that the Rent during the Extension Term ("Extension Term Rent") shall be equal to the fair rental value of the Premises for such Extension Term as reasonably determined by Landlord and Tenant.

     c. TENANT OBLIGATIONS. Except as specified elsewhere in this Lease, Landlord makes no representations or warranties to Tenant regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises. Tenant shall be responsible for performing any work necessary to bring the Premises into condition satisfactory to Tenant. By signing this

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     Lease, Tenant acknowledges that it has had adequate opportunity to investigate the Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Premises, and acknowledges that the time needed to complete any such items shall not delay the Commencement Date.

4. RENT. Tenant shall pay Landlord without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in SCHEDULE 1(d) in advance on or before the first day of each month during the Lease Term, and any other additional payments due to Landlord (collectively the "RENT") when required under this Lease. Payments for any partial month at the beginning or end of the Lease term shall be prorated.

     If any sums payable by Tenant to Landlord under this Lease are not received by the tenth (10th) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, all delinquent sums payable by Tenant to Landlord and not paid within ten (10) days of the due date shall, at Landlord's option, bear interest at the rate of fourteen percent (14%) per annum, or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

     Landlord's acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

5.   SECURITY DEPOSIT. There shall be no security deposit required.

6. USES. The Premises shall be used only for the use(s) specified in Section 1(f) above (the "PERMITTED USES"), and for no other business or purpose without the prior written consent of Landlord. No act shall be done on or around the Premises that is unlawful or that will increase the existing rate of insurance on the Premises. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance.

7. COMPLIANCE WITH LAWS. Tenant shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order. Tenant shall be responsible for complying with all laws applicable to the Premises as a result of Tenant's particular use, such as modifications required by the Americans With Disabilities Act as a result of Tenant opening the Premises to the public as a place of public accommodation. If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires any changes to the Premises during the Lease term, the Tenant shall perform all such changes at its

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     expense if the changes are required due to the nature of Tenant's activities at the Premises, or to alterations that Tenant seeks to make to the Premises; otherwise, Landlord shall perform all such changes at its expense.

8. UTILITIES. Landlord shall not be responsible for providing any utilities to the Premises, but represents and warrants to Tenant that as of the Commencement Date electricity, water, sewer, and telephone utilities are available at or adjacent to the Premises. Tenant shall determine whether the available capacity of such utilities will meet Tenant's needs. Tenant shall install and connect, if necessary, and directly pay for all water, sewer, gas, janitorial, electricity, garbage removal, heat, telephone, and other utilities and services used by Tenant on the Premises during the Term, whether or not such services are billed directly to Tenant. Tenant will also procure, or cause to be procured, without cost to Landlord, all necessary permits, licenses or other authorizations required for the lawful and proper installation, maintenance, replacement and removal on or from the Premises of wires, pipes, conduits, tubes, and other equipment and appliances for use in supplying all utilities or services to the Premises. Landlord, upon request of Tenant, and at the sole expense and liability of Tenant, shall join with Tenant in any application required for obtaining or continuing such utilities or services.

9. TAXES. Tenant shall pay all Taxes directly to the applicable taxing authority at least five days prior to the date such taxes are due and payable. Upon request of Landlord, Tenant shall supply Landlord with copies of receipt of payment of taxes or other proof reasonably satisfactory to Landlord showing the payment of Taxes.

     The term "TAXES" shall mean: (i) any form of real estate tax or assessment imposed on the Premises by any authority, including any city, state or federal government, or any improvement district, as against any legal or equitable interest of Landlord or Tenant in the Premises or in the real property of which the Premises are a part, or against rent paid for leasing the Premises; and (ii) any form of personal property tax or assessment imposed on any personal property, fixtures, furniture, tenant improvements, equipment, inventory, or other items, and all replacements, improvements, and additions to them, located on the Premises, whether owned by Landlord or Tenant. "Taxes" shall exclude any net income tax imposed on Landlord for income that Landlord receives under this Lease.

     Tenant may contest the amount or validity, in whole or in part, of any Taxes at its sole expense, only after paying such Taxes or posting such security as Landlord may reasonably require in order to protect the premises against loss or forfeiture. Upon the termination of any such proceedings, Tenant shall pay the amount of such Taxes or part of such Taxes as finally determined, together with any costs, fees, interest penalties, or other related liabilities. Landlord shall cooperate with Tenant in contesting any Taxes, provided Landlord incurs no expense or liability in doing so.

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10.  ALTERATIONS. Tenant may make alterations, additions or improvements to the
     Premises ("ALTERATIONS"). Tenant shall complete all Alterations at Tenant's expense in compliance with all applicable laws and in accordance with plans and specifications approved by Landlord, and using contractors approved by Landlord provided, however, that Landlord shall make the Tenant's Work Allowance available to Tenant for Tenant's Work upon written request of Tenant. Landlord shall be deemed the owner of all Alterations except for those which Landlord requires to be removed at the end of the Lease term.

11. REPAIRS AND MAINTENANCE. Subject to Section 14 Tenant shall, at its sole expense, maintain the Premises in good condition and promptly make all repairs and replacements necessary to keep the Premises in safe operating condition, including the roof, foundation, exterior walls and all utilities and other systems serving the Premises. Tenant shall not damage or disturb the structural integrity of the Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Tenant or its employees, agents, contractors, or invitees. Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the acts of Landlord or its agents, employees, contractors or invitees therein.

     Upon expiration of the Lease term, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and insured casualty excepted.

12. ACCESS. Upon reasonable notice from Landlord (except in cases of emergency, where no notice in required), Tenant shall permit Landlord and its agents and employees to enter the Premises at all reasonable times for the purposes of repair or inspection. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease. After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Lease term.

13. SIGNAGE. Tenant shall install any signage at Tenant's sole expense and in compliance with all applicable laws. Tenant shall not damage or deface the premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal.

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14.  DESTRUCTION OR CONDEMNATION.

     a. If the Premises are damaged or destroyed by fire or other casualty, Landlord shall, to the extent that insurance proceeds are made available to Landlord by mortgagee, restore the Premises and this Lease shall not terminate.

     b. In case of taking of a part of the Premises that does not render the Premises untenantable, then this Lease shall continue in full force and effect and this Lease shall not terminate.

15.  INSURANCE.

     a. During the Lease term, Tenant shall pay for and maintain insurance as set forth on SCHEDULE 15(a).

     b. WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other and any other tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried by each of them. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

16. INDEMNIFICATION. Tenant shall defend, indemnify, and hold Landlord harmless from and against all liabilities, damages, costs, and expenses, including attorneys' fees, arising from any negligent or wrongful act or omission of Tenant or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises as a result of any act, omission or negligence of Tenant, or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors, or arising from any breach of this Lease by Tenant. Tenant shall use legal counsel acceptable to Landlord in defense of any action within Tenant's defense obligation.

17. ASSIGNMENT AND SUBLETTING. Tenant may not assign or sublet any interest in this Lease or any part of the premises (collectively referred to as a "TRANSFER"), without obtaining Landlord's prior written consent, which consent shall be granted or withheld in Landlord's sole discretion. No Transfer shall relieve Tenant of any liability under this Lease.

     In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

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18.  LIENS. Tenant shall keep the Premises free from any liens created by or through Tenant. Tenant shall indemnify and hold Landlord harmless from liability from any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant's expense, promptly furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord and the Premises against all liabilities, costs and expenses, including attorneys; fees, which Landlord could reasonably incur as a result of such lien(s).

19. DEFAULT. The following occurrences shall each be deemed an "Event of Default" by Tenant:

     a. FAILURE TO PAY. Tenant fails to pay any sum, including Rent, when due under this Lease.

     b. INSOLVENCY. Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or a receiver, assignee or other liquidating officer is appointed for Tenant's business, provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding such constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

     c. LEVY OR EXECUTION. Tenant's interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subjected to any attachment by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

     d. OTHER NON-MONETARY DEFAULTS. Tenant breaches any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of 30 days after notice by Landlord to Tenant of the breach. Tenant shall not be considered in default if the cure of such breach reasonably takes longer than 30 days and Tenant has begun to diligently pursue a cure of such breach within the 30 day period and completes such cure within ninety (90) days thereafter.

20.  REMEDIES.

     Landlord shall have the following remedies upon an Event of Default. Landlord's rights and remedies under this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law.

     a. TERMINATION OF LEASE. Landlord may terminate Tenant's interest under the Lease, but no act by Landlord, other than written notice from Landlord to Tenant of

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     termination, shall terminate this Lease. The Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to the rent and other sums that would have been owing by Tenant under this Lease for the balance of the Lease term, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord's Reletting Expenses (as defined below). Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant's obligations under the Lease and recover from Tenant; (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided; (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 20b.

     b. RE-ENTRY AND RELETTING. Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either. Landlord may relet the Premises, or any part of them, in Landlord's or Tenant's name for the account of Tenant, for such period of time and at such other terms and conditions, as Landlord, in its discretion, may determine. Landlord may collect and receive the rents for the Premises. Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord's part to terminate this Lease, unless a written notice of termination is given to Tenant. Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease. During the Event of Default, Tenant will pay Landlord the rent and other sums which would be payable under this Lease if repossession had not occurred, plus the net proceeds, if any, after reletting the Premises, after deducting Landlord's Reletting Expenses. "Reletting Expenses" is defined to include all expenses incurred by landlord in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions, attorneys' fees, remodeling and repair costs, costs for removing and storing Tenant's property and equipment, and rent concessions granted by Landlord to any new Tenant, prorated over the life of the new lease.

     c. NONPAYMENT OF ADDITIONAL RENT. All costs which Tenant agrees to pay to Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they

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     were payments of Rent, and Landlord shall have all the rights herein provided for in case of nonpayment of Rent.

     d. FAILURE TO REMOVE PROPERTY. If Tenant fails to remove any of its property from the Premises at Landlord's request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant's expense and risk.

21. MORTGAGE SUBORDINATION AND ATTORNMENT. This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions ("LANDLORD'S MORTGAGE"), provided the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage shall elect to continue this Lease in full force and effect. Tenant shall attorn to the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Landlord's Mortgage provided such person(s) assume the obligations of Landlord under this Lease to the extent such obligations first arise after such acquisition. Tenant shall promptly and in no event later than fifteen
     (15) days execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may reasonably require as further evidence of this subordination and attornment including, without limitation, a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit 21. Notwithstanding the foregoing, Tenant's obligations under this Section are conditioned on the holder of each of Landlord's Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage not disturbing Tenant's occupancy and other rights under this Lease, so long as no uncured Event of Default exists.

22. NON-WAIVER. Landlord's waiver of any breach of any term contained in this Lease shall not be deemed to be a waiver of the same term for subsequent acts of Tenant. The acceptance by Landlord of Rent or other amounts due by Tenant hereunder shall not be deed to be a waiver of any breach by Tenant preceding such acceptance.

23. HOLDOVER. If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis at a rental rate which is 150% of the Base Rent. All other terms of the Lease shall remain in effect.

24. NOTICES. All notices under this Lease shall be in writing and effective (i) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Landlord or Tenant, as the case may be, at the Notice Addresses set forth in Section 1(g); or (iii) upon confirmed transmission by facsimile to such person at the facsimile numbers set forth in Section 1(g) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing.

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25.  COSTS AND ATTORNEYS' FEES. If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, the losing party shall pay the prevailing party's attorneys' fees in such suit, at trial and on appeal.

26. ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires; (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Landlord have been satisfied; (vi) that there are not existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord;
     (vii) that no Rent has been paid more than one month in advance; (viii) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage or new mortgagee of Landlord's interest in the Premises, if Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgages.

27. TRANSFER OF LANDLORD'S INTERESTS. This Lease shall be assignable by Landlord without the consent of Tenant, in the event of any transfer or transfer of Landlord's interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by the transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Tenant shall attorn to the transferee.

28. RIGHT TO PERFORM. If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Landlord may make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease, Tenant shall, on demand, reimburse Landlord for its expenses incurred in making such payment or performance. Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

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29.  HAZARDOUS MATERIAL. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises by Tenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances (collectively, "Applicable Environmental Laws"). If Tenant breaches the obligations stated in the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses incurred or suffered by Landlord either during or after the Lease term. This indemnification by Tenant includes, without limitations, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises. Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

     Without limiting the foregoing, if the presence of any "Hazardous Material" brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, results in any unlawful release of Hazardous Material on the Premises or any other property, Tenant shall promptly take all actions, at its sole expense, as are required under Applicable Environmental Laws, to the condition existing prior to the release of any such Hazardous Material.

     As used herein, the term "HAZARDOUS MATERIAL" means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the Commonwealth of Massachusetts or the United States Government due to its potential harm to the health, safety or welfare of humans or the environment.

30. QUIET ENJOYMENT. So long as Tenant pays the Rent and performs all of its obligations in this Lease, Tenant's possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord, or by the holders of any Landlord's Mortgage or any successor thereto.

31. RIGHT OF ENTRY. Landlord and its agents, employees and contractors shall have the right to enter the Premises at reasonable times for inspection, to make repairs, alterations, and improvements, to show the Premises to prospective purchasers and, within six (6) months prior to the expiration of the Lease term, to show the Premises to prospective tenants.

32.  GENERAL.

     a. SUCCESSORS AND ASSIGNS. This Lease shall apply to and be binding upon Landlord and Tenant and their respective successors and assigns permitted hereunder. In no event shall Landlord ever have any liability under the Lease in excess of Landlord's equity in the Premises, and Tenant shall not seek damages or a judgment in excess of such amount of equity.

     b. BROKERS' FEES. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiations, execution, or delivery of this Lease. Tenant shall indemnify and hold Landlord harmless against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. This subparagraph shall not apply to brokers' with whom Landlord has an express written brokerage agreement.

     c. ENTIRE AGREEMENT. This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises. No prior or contemporaneous agreements or understanding pertaining to the Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

     d. SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

     e. FORCE MAJEURE. Time periods for either party's performance under any provisions of this Lease shall be extended for periods of time during which the party's performance is prevented due to circumstances beyond such party's control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

     f. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     g. AUTHORITY OF PARTIES. Any individual signing this Lease on behalf of any entity represents and warrants to the other that such individual has authority to do so and, upon such individual's execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

         IN WITNESS WHEREOF, this Lease has been executed the date and year first written above.

                               LANDLORD:

                               830 WINTER STREET LLC, a Delaware limited liability company

                               By:  /s/ Kevin F. McLaughlin
                                    -------------------------------------------
                               Name:  Kevin F. McLaughlin
                               Title: Senior Vice President

                               TENANT:

                               PRAECIS PHARMACEUTICALS
                               INCORPORATED, a Delaware corporation

                               By:  /s/ Kevin F. McLaughlin
                                    -------------------------------------------
                               Name:  Kevin F. McLaughlin
                               Title: Senior Vice President

                                    EXHIBIT A

                          Legal Description of Premises

                                  See attached.

                                LEGAL DESCRIPTION

A certain parcel of land off Winter Street, in Waltham, Middlesex County, Massachusetts, shown as Lot 9 on Land Court Plan No. 30618E, a copy of a portion of which is filed with the Middlesex South Registry District of the Land Court with Certificate of Title No. 214324 in Registration Book 1201, Page 174.

                                  SCHEDULE 1(d)

                                      Rent

         Years 1-5                  $5,758,104/year; 479,842.00/month
         Years 6-10                 $6,107,080/year; 508,923.34/month
         Years 11-15                $6,456,056/year; 538,004.67/month

Landlord and Tenant acknowledge that a portion of the Rent is allocable to the leasehold improvements as more particularly set forth on Exhibit A attached to this Schedule 1(d); provided, however, that the foregoing shall in no way limit or reduce Tenant's obligation to pay the full amount of Rent due and payable in accordance with the terms of this Lease.

                                    EXHIBIT A
                                       to
                                  SCHEDULE 1(d)

     Exhibit A to this Schedule 1(d) will be determined and attached to this Lease post-closing, subject to the reasonable approval of Landlord and Tenant.

                                 SCHEDULE 15(a)

                                    Insurance

Business Interruption Insurance and any other insurance as may be reasonably required by Landlord

                                   EXHIBIT 21

             Subordination, Nondisturbance and Attornment Agreement

                                  See attached.

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


         THIS AGREEMENT, made this ________ day of July, 2000, by and among PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation with offices at One Hampshire Street, Cambridge, Massachusetts 02139, (hereinafter called "Tenant"), 830 Winter Street, a Delaware limited liability company having a place of business at c/o PRAECIS PHARMACEUTICALS INCORPORATED, One Hampshire Street, Cambridge, Massachusetts 02139 (hereinafter called "Landlord") and ANGLO IRISH BANK CORPORATION PLC, having its principal place of business at Stephen Court, 18-21 St. Stephen's Green, Dublin 2, Ireland (hereinafter called "Mortgagee").

                              W I T N E S S E T H :

         WHEREAS, the Tenant has entered into a certain lease (the "Lease") dated as of July 11, 2000 with the Landlord covering premises located at 830 Winter Street, Waltham, Middlesex County, Massachusetts (the "Premises"); and more particularly described in Exhibit "A" attached hereto and incorporated herein; and

         WHEREAS, the Mortgagee has agreed to make a mortgage loan (the "Loan") to Landlord pursuant to the terms of the certain Acquisition and Construction Loan Agreement (the "Loan Agreement"; which term includes all modifications renewals, consolidations and extensions thereof) secured by, among other security, a mortgage, security agreement and fixture filing (the "Mortgage"; which term includes all modifications, renewals, replacements, consolidations and extensions thereof) on the Premises from Landlord and a certain Assignment of Leases and Rents from Landlord to Mortgagee (the "Assignment"; which term includes all modifications, renewals, replacements, consolidations and extensions thereof) pertaining to the Premises; and

         WHEREAS, Mortgagee has been requested by Tenant and Landlord to enter into a nondisturbance agreement with Tenant.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Mortgagee to make the Loan to Landlord, the parties hereto covenant and agree as follows:

         1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of the Tenant in and to said Premises are and shall be subject and subordinate to the Mortgage and to all of the terms and conditions contained therein (including, without limitation, the casualty and condemnation provisions of the Mortgage), and to any renewals, modifications, replacements, consolidations and extensions thereof.

         2. In the event of foreclosure of said Mortgage, or in the event Mortgagee comes into possession, makes entry upon or acquires title to the Premises as a result of the enforcement or foreclosure of the Mortgage or the promissory note, or the Assignment or as a result of any other means, Mortgagee agrees that the Lease shall not thereby be terminated and further agrees that Tenant shall not be disturbed in its possession of the premises demised under the Lease for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause, without any further action by such Landlord, the termination of the Lease or would entitle such Landlord to dispossess the Tenant from such demised premises.

         3. Tenant agrees with Mortgagee that, if the interests of Landlord in the Premises shall be transferred to and owned by Mortgagee by reason of foreclosure or other proceedings brought by it, or by any other manner, or if Mortgagee takes possession of or makes entry upon the Premises pursuant to the Mortgage, the Assignment or any other document evidencing or securing the Loan, Tenant shall be directly bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Mortgagee were the Landlord under the Lease, and Tenant does hereby attorn to Mortgagee as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Mortgagee succeeding to the interest of the Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Mortgagee within twenty (20) days after Mortgagee receives title to the Premises to execute an instrument in confirmation of the foregoing provisions, satisfactory to Mortgagee, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

         4. Tenant agrees with Mortgagee that, if Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall not be (a) liable for any act, waiver, representation (express or implied), or omission of any prior landlord (the term "prior landlord" as used in this Section 4 includes, without limitation, the Landlord) under the Lease or otherwise, or (b) subject to any offsets, counterclaims or defenses which Tenant might have against any prior landlord, or (c) bound by any rent, percentage rent or additional rent or charges which Tenant might have paid for more than the current month to any prior landlord, or (d) bound by any security deposit or tax and/or insurance escrow which Tenant may have paid to any prior landlord, unless such deposit and escrowed funds are in an escrow fund controlled by Mortgagee, or (e) bound by any amendment or modification of the Lease or any consent by any prior landlord under the Lease to any assignment or sublease of the lessee's interest in the Lease made without Mortgagee's prior written consent, or (f) bound by any provision in the Lease which obligates the Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises or any parts thereof, or (g) bound with respect to breaches other than those occurring during Mortgagee's possession of the Premises or ownership of the landlord's interest under the Lease. In addition, Tenant agrees to look solely to the landlord's interest in the Premises for recovery of any judgment from Mortgagee, it being specifically agreed that neither Mortgagee nor anyone claiming under the Mortgagee shall ever be personally liable for any such judgment. Tenant further agrees with Mortgagee that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Mortgagee's prior written consent.

         5. Tenant hereby acknowledges that all of Landlord's right, title and interest as lessor under the Lease (and in any guarantees of Tenant's obligations thereunder) are being duly assigned to the Mortgagee pursuant to the terms of the Mortgage and/or the Assignment and that pursuant to the terms thereof all rental payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is otherwise notified in writing by the Mortgagee. Upon receipt of any such written notice from the Mortgagee, Tenant covenants and agrees to make payment of all rental payments and other charges and payments then due or to become due under the Lease directly to the Mortgagee or to the Mortgagee's agent designated in such notice, whether or not the Mortgagee has made entry or become mortgagee in possession pursuant to the Mortgage or the Assignment, and to continue to do so until otherwise notified in writing by the Mortgagee. Landlord hereby irrevocably directs and authorizes Tenant to make rental payments directly to the Mortgagee following receipt of such notice, and covenants and agrees that Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Mortgage or the Assignment or the indebtedness secured thereby, and notwithstanding any notice or claim of Landlord to the contrary, and that Landlord shall have no right or claim against Tenant for or by reason of any rental payments made by Tenant to the Mortgagee following receipt of such notice. Tenant further acknowledges and agrees: (a) that under the provisions of the Mortgage and/or Assignment, the Lease (and any guarantees thereof) cannot be terminated (nor can Landlord accept any surrender of the Lease) or modified in any of its terms, or consent be given to the waiver or release of Tenant from the performance or observance of any obligation under the Lease or to any assignments or subleases thereof, without the prior written consent of the Mortgagee as set forth in the Loan Agreement, and without such consent no rent may be collected or accepted by Landlord more than one month in advance; and (b) that the interest of Landlord as lessor under the Lease (and in any guarantees of Tenant's obligations thereunder) have been assigned to the Mortgagee for the purposes specified in Mortgage and/or Assignment and the Mortgagee assumes no duty, liability or obligation under the Lease, except only under the circumstances, terms and conditions specifically set forth in the Mortgage and/or the Assignment, copies of which are being recorded concurrently herewith.

         6. Tenant, as lessee under the Lease, hereby covenants and agrees to give the Mortgagee written notice properly specifying wherein the landlord under the Lease has failed to perform any of the covenants or obligations of the landlord under the Lease, simultaneously with the giving of any notice of such default to the landlord under the provisions of the Lease. Tenant agrees that the Mortgagee shall have the right, but not the obligation, within sixty
(60) days after receipt by the Mortgagee of such notice (or within such additional time as is reasonably required to correct any such default or is provided for in the Lease, whichever is longer) to correct or remedy, or cause to be corrected or remedied, each such default before the lessee under the Lease may take any action under the Lease by reason of such default. Such notices to the Mortgagee shall be delivered in duplicate to:

                  Anglo Irish Bank Corporation PLC
                  Stephen Court
                  18-21 St. Stephen's Green
                  Dublin 2, Ireland
                  Attn:  Tom Browne, Director of Banking

                  with a copy of:

                  Anglo Irish Bank Corporation, PLC
                  84 State Street, 4th Floor
                  Boston, MA  02109
                  Attn:  David Drum, Executive Vice President

                  with a copy to:

                  Michael J. Haroz, Esq.
                  Goulston & Storrs, P.C.
                  400 Atlantic Avenue
                  Boston, MA 02110


or to such other address as the Mortgagee shall have designated to Tenant by giving written notice to Tenant at One Hampshire Street, Cambridge, Massachusetts 02139, or to such other address as may be designated by written notice from Tenant to the Mortgagee. All written notices required or permitted hereunder shall be sent by registered or certified mail, return receipt requested, or by recognized overnight delivery service (such as Federal Express) by telex or fax with confirmation in writing mailed first-class, in all cases with postage and charges prepaid, and shall be considered effective when received.

         7. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. Whenever a reference is made herein to a requirement for Mortgagee's consent, such reference shall mean that Mortgagee may give or withhold consent in its sole discretion. As used herein, the term "Tenant" shall include the Tenant, its successors and assigns, and the term "Landlord" shall include the Landlord and its successors and assigns. The foregoing references to successors and assigns of Tenant and Landlord is not intended to and does not constitute a consent by Landlord or Mortgagee to any assignment or sublease by Tenant of its interests under the Lease or any consent by Mortgagee to any assignment by Landlord of its interests under the Lease. The words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Mortgagee" shall include the Mortgagee herein specifically named and any of its successors and assigns, and anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage, including, without limitation, any purchaser of the Premises through foreclosure or any successor or assign thereof.

         8. This Agreement shall not be modified or amended except in writing signed by all parties hereto.

         9. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

         IN WITNESS WHEREOF, the parties hereto have placed their hands and seals, the day and year first above written.

WITNESS:                    TENANT:

                            PRAECIS PHARMACEUTICALS,
                            INCORPORATED
                            a Delaware corporation


______________________       By:  ________________________
                                  Name:
                                  Title:
                                  Hereunto duly authorized


WITNESS:                     830 Winter Street,
                             a Delaware limited liability company

                             By: PRAECIS PHARMACEUTICALS
                                 INCORPORATED,
                             a Delaware corporation,
                             its sole member


______________________       By:  ________________________
                                  Name:
                                  Title:
                                  Hereunto duly authorized

WITNESS:                      MORTGAGEE:

                              ANGLO IRISH BANK CORPORATION PLC


_______________________       By:  ________________________
                                   Name:
                                   Its:
                                   Hereunto duly authorized

                                 ACKNOWLEDGMENT


COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.                       July ____, 2000
COUNTY OF SUFFOLK            )

Before me, a Notary Public in and for said County and State, personally appeared _________ known to me to be the _______________ of PRAECIS PHARMACEUTICALS INCORPORATED corporation which executed the foregoing instrument, who acknowledged that the foregoing instrument was signed and sealed for and on behalf of said corporation by authority of its Board of Directors and that the same is his free act and deed as such ____________ and the free act and deed of said corporation.

                                       -----------------------------
                                       Notary Public
                                       My Commission expires: _____



COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.                 July ___, 2000
COUNTY OF SUFFOLK            )


Before me, a Notary Public in and for said County and State, personally appeared ________ known to me to be the ______________ of PRAECIS PHARMACEUTICALS INCORPORATED, the sole member of 830 Winter Street LLC, which executed the foregoing instrument, who acknowledged that the foregoing instrument was signed and sealed for and on behalf of said corporation on behalf of said limited liability corporation by authority of its Board of Directors and that the same is his free act and deed as such ___________ and the free act and deed of said corporation and said limited liability corporation.

                                        -----------------------------
                                        Notary Public
                                        My Commission expires: _____

COMMONWEALTH OF MASSACHUSETTS)
                             ) ss.                  ______________, 2000
COUNTY OF SUFFOLK            )


         Before me appeared______________________ to me known to be the ________ of Anglo Irish Bank Corporation PLC, the bank that executed the annexed instrument, and acknowledged the said instrument to be his/her free act and deed and the free act and deed of said bank, for the uses purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument on behalf of said bank.

                                      -----------------------------
                                      Notary Public
                                      My Commission expires: _____

                                    EXHIBIT A


                                LEGAL DESCRIPTION


                                [Attached behind]

                                LEGAL DESCRIPTION

A certain parcel of land off Winter Street, in Waltham, Middlesex County, Massachusetts, shown as Lot 9 on Land Court Plan No. 30618E, a copy of a portion of which is filed with the Middlesex South Registry District of the Land Court with Certificate of Title No. 214324 in Registration Book 1201, Page 174.